UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 9, 2008 (December 4, 2008)
Retail Ventures, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-10767	20-0090238

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

4150 E. Fifth Ave., Columbus, Ohio	43219

(Address of principal executive offices)	(Zip Code)
(614) 238-4148

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 2.02 Results of Operations and Financial Condition.
On December 9, 2008, the Company issued a press release regarding its consolidated financial results for the third quarter ended November 1, 2008. A copy of the press release announcing these financial results for the third quarter ended November 1, 2008 is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filing of the Company under the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)	On December 4, 2008, Retail Ventures, Inc. (“Company”) Board of Directors approved the appointment of James A. McGrady 57, the Company’s current Executive Vice President and Chief Financial Officer, as the next Chief Executive Officer and President of the Company. Mr. McGrady, who will retain his position as Chief Financial Officer of the Company, will serve at the pleasure of the Board of Directors.

Mr. McGrady’s appointment follows the Company’s August 1, 2008 announcement of the non-renewal of current President and Chief Executive Officer Heywood Wilansky’s employment agreement. Mr. McGrady’s term will begin on February 1, 2009, following the planned departure of Mr. Wilansky on January 31, 2009.

Mr. McGrady’s employment agreement will remain in place, with such increases to annual base salary and eligibility for incentive payments as previously disclosed in the Company’s Definitive Revised Proxy Statement on Schedule 14A filed May 1, 2008. Mr. McGrady’s employment agreement and the amendment thereto were filed as Exhibit 10.46 (also listed as Exhibit 10.61) to the Company’s Annual Report on Form 10-K filed May 4, 2001, and Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 3, 2008, respectively, and are incorporated herein by reference.

Mr. McGrady became Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company in December 2002 and was Chief Financial Officer, Treasurer and Secretary from July 2000 until December 2002. Mr. McGrady is also a Vice President of DSW.

There are no arrangements between Mr. McGrady and any other person pursuant to which Mr. McGrady was selected as Chief Executive Officer, nor are there any transactions to which the Company was or is a participant and in which Mr. McGrady has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 9, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL VENTURES, INC.

Date: December 9, 2008	By:	/s/ James A. McGrady James A. McGrady Executive Vice President, Chief Financial Officer, Treasurer and Secretary